UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 24, 2020

SARATOGA INVESTMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00732	20-8700615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Madison Avenue New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 906-7800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SAR	New York Stock Exchange
6.25% Notes due 2025	SAF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed Saratoga Investment Corp. (the “Company”) as an amendment (the “Amendment”) to the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission (the “SEC”) on June 23, 2020 to disclose the Company entering into an underwriting agreement by and among the Company, Saratoga Investment Advisors, LLC and Ladenburg Thalmann & Co. Inc., as representative of the several underwriters named in Schedule I thereto, in connection with the issuance and sale of $37,500,000 aggregate principal amount of the Company’s 7.25% Notes due 2025 (the “Notes” and the issuance of and sale of the Notes, the “Offering”). This Amendment is being filed to disclose the Company entering into the Fourth Supplemental Indenture (as defined below) in connection with the Offering.

1.01. Entry into a Material Definitive Agreement.

On June 24, 2020, the Company and U.S. Bank National Association (the “Trustee”), entered into a Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) to the indenture, dated May 10, 2013, between the Company and the Trustee (the “Base Indenture”; and together with the Fourth Supplemental Indenture, the “Indenture”). The Fourth Supplemental Indenture relates to the Company’s issuance of the Notes.

The Notes bear interest at a rate of 7.25% per year. The Notes will mature on June 30, 2025. The Company will pay interest on the Notes on February 28, May 31, August 31 and November 30 each year, beginning on August 31, 2020. The Company may redeem the Notes in whole or in part at any time, or from time to time on or after June 24, 2022, at the redemption price of par, plus accrued interest.

The Company intends to use all of the net proceeds from the sale of the Notes to make investments in middle-market companies (including investments made through Saratoga Investment Corp. SBIC LP and Saratoga Investment Corp. SBIC II LP, each a wholly owned subsidiary of the Company that is licensed as a small business investment company) in accordance with its investment objective and strategies and for general corporate purposes.

The Notes will be the direct unsecured obligations of the Company and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company’s 6.25% fixed-rate notes due 2025 and general liabilities, senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the Notes, effectively subordinated to all of the existing and future secured indebtedness issued by the Company (including indebtedness that is initially unsecured in respect of which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness, and structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries and financing vehicles provided that the Notes are obligations exclusively of the Company and not of any of its subsidiaries.

The Indenture contains certain covenants, including certain covenants requiring the Company (i) to comply with the asset coverage requirements of the Investment Company Act of 1940, as amended, whether or not it is subject to those requirements; (ii) to comply, under certain circumstances, with the requirements set forth in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to the Company from time to time or any successor provisions, whether or not the Company continues to be subject to such provisions of the 1940 Act, prohibiting the declaration of any cash dividend or distribution upon any class of our capital stock (except to the extent necessary for the Company to maintain its treatment as a regulated investment company under Subchapter M of the Internal Revenue Code), or purchasing any such capital stock, if the Company’ asset coverage, as defined in the 1940 Act, were below 150% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution, or purchase; and (iii) to provide financial information to the holders of the Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.

The Notes were offered and sold in an offering registered under the Securities Act of 1933, as amended, pursuant to the Registration Statement on Form N-2 (File No. 333-227116), the preliminary prospectus supplement dated June 17, 2020 and the pricing term sheet filed with the SEC on June 18, 2020. The transaction closed on June 24, 2020. The Company expects that the net proceeds that the Company receives from the sale of the Notes will be $36,128,125, after deducting underwriting discounts and commissions of approximately $1,171,875 payable by the Company and estimated offering expenses payable by the Company of approximately $200,000.

The foregoing descriptions of the Fourth Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Fourth Supplemental Indenture and the Notes, respectively, each filed as exhibits hereto and incorporated by reference herein.

2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Indenture by and between the Company and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit (d)(4) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-186323) filed on April 30, 2013).

4.2	Fourth Supplemental Indenture by and between the Company and U.S. Bank National Association, as trustee.

4.3	Form of 7.25% Notes due 2025 (Incorporated by reference to Exhibit 4.2 hereto).

5.1	Opinion of Eversheds Sutherland (US) LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SARATOGA INVESTMENT CORP.

Date: June 24, 2020	By:	/s/ Henri J. Steenkamp
	Name:	Henri J. Steenkamp
	Title:	Chief Financial Officer and Secretary

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